SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) September 22, 2000

                              FIRST ECOM.COM, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                    0-27753                  98-0206979
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)             Identification No.)



902 Henley Building, 5 Queen's Road Central, Hong Kong          SAR
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     ( 852 ) 2801-5181


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          (Former Name or Former Address, if Changes Since Last Report)








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Item 4. Changes in Registrant's Certifying Accountant:

a. Effective September 21, 2000 First Ecom.com, Inc. ("FEC")accepted the resignation of its prior certifying accountants, KPMG and retained as its new certifying accountants, Deloitte Touche Tohmatsu. KPMG's reports on FEC's financial statements since inception, on September 16, 1998, and to date hereof contained no adverse opinion or a disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by FEC's Board of Directors.

   Since inception, on September 16, 1998, and to the date hereof, there have been no disagreements between FEC and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of the disagreements in connection with its reports. A letter from KPMG is attached as
Exhibit 16 to this Form 8-K.


b. Effective September 21,2000 FEC engaged Deloitte Touche Tohmatsu as its principal accountants. During the period since inception, on September 16,1998, and the subsequent interim periods to the date hereof, FEC did not consult Deloitte Touche Tohmatsu regarding any of the matters of events set forth in
Item 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

  ( c )  Exhibits:

  Number  Description

     16 Letter of KPMG to the Securities and Exchange Commission included herein pursuant to the requirements of Item 304 (a) of Regulation S-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST ECOM.COM, INC.
                                            ---------------------------
                                                   (Registrant)

Date   September 22, 2000                   By /S/ Kenneth G.C. Telford
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                                                   (Signature)
                                            Kenneth G.C. Telford, Secretary and
                                            Chief Financial Officer